                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/00
                                                    DETERMINATION DATE: 11/10/00
                                                     DISTRIBUTION DATE: 11/15/00
                                                                               A

===================================================================================================================================
                                      Original        Beginning                               Current                  Ending
                       Certificate   Certificate     Certificate                             Realized     Total      Certificate
     Class    Cusip       Rate         Balance         Balance      Interest    Principal      Loss   Distribution     Balance
-----------------------------------------------------------------------------------------------------------------------------------
      A-1   60935FAP5   6.40500%    54,493,000.00       0.00          0.00         0.00        0.00       0.00          0.00
Factors per
 Thousand                                                          0.00000000   0.00000000             0.00000000    0.00000000
-----------------------------------------------------------------------------------------------------------------------------------
      A-2   60935FAQ3   6.20000%    19,745,000.00       0.00          0.00         0.00        0.00       0.00          0.00
Factors per
 Thousand                                                          0.00000000   0.00000000             0.00000000    0.00000000
-----------------------------------------------------------------------------------------------------------------------------------
      A-3   60935FAR1   6.21500%    29,277,000.00   6,406,921.11    33,182.51  2,940,685.02    0.00   2,973,867.53  3,466,236.09
Factors per
 Thousand                                                          1.13339857  100.44352290           101.57692147  118.39451071
-----------------------------------------------------------------------------------------------------------------------------------
      A-4   60935FAS9   6.51500%    23,496,000.00   23,496,000.00  127,563.70      0.00        0.00    127,563.70   23,496,000.00
Factors per
 Thousand                                                          5.42916667   0.00000000             5.42916667   1000.00000000
-----------------------------------------------------------------------------------------------------------------------------------
      A-5   60935FAT7   7.17000%    17,989,000.00   17,989,000.00  107,484.28      0.00        0.00    107,484.28   17,989,000.00
Factors per
 Thousand                                                          5.97500028   0.00000000             5.97500028   1000.00000000
-----------------------------------------------------------------------------------------------------------------------------------
       B    60935FAW0   8.40000%    13,500,000.00   13,500,000.00   94,500.00      0.00        0.00     94,500.00   13,500,000.00
Factors per
 Thousand                                                          7.00000000   0.00000000             7.00000000   1000.00000000
-----------------------------------------------------------------------------------------------------------------------------------
      M-1   60935FAU4   7.27000%    22,500,000.00   22,500,000.00  136,312.50      0.00        0.00    136,312.50   22,500,000.00
Factors per
 Thousand                                                          6.05833333   0.00000000             6.05833333   1000.00000000
-----------------------------------------------------------------------------------------------------------------------------------
      M-2   60935FAV2   7.49500%    19,000,000.00   19,000,000.00  118,670.83      0.00        0.00    118,670.83   19,000,000.00
Factors per
 Thousand                                                          6.24583316   0.00000000             6.24583316   1000.00000000
-----------------------------------------------------------------------------------------------------------------------------------
    POOL I                         200,000,000.00  102,891,921.11  617,713.82  2,940,685.02    0.00   3,558,398.84  99,951,236.09
    Totals                                                         3.08856910  14.70342510             17.79199420  499.75618045
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
      GP       n/a      0.00000%        0.00            0.00          0.00         0.00        0.00       0.00          0.00
Factors per
 Thousand
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
     Totals                        200,000,000.00  102,891,921.11  617,713.82  2,940,685.02    0.00   3,558,398.84  99,951,236.09
===================================================================================================================================

FIRST UNION NATIONAL BANK                                       ROBERT ASHBAUGH
Structured Finance Trust Services                                VICE PRESIDENT
401 South Tryon Street, 12th Floor                          PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                         FAX: 704-383-6039

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/00
                                                    DETERMINATION DATE: 11/10/00
                                                     DISTRIBUTION DATE: 11/15/00
                                                                               A

===============================================================================


                             Certificate Information

                                       Current Interest    Carry Forward
                                         Requirement           Amount

                                A-1          0.00               0.00
                                A-2          0.00               0.00
                                A-3       33,182.51             0.00
                                A-4       127,563.70            0.00
                                A-5       107,484.28            0.00
                                  B       94,500.00             0.00
                                M-1       136,312.50            0.00
                                M-2       118,670.83            0.00



                  Applied Realized     Unpaid Realized     Interest Shortfall
                    Loss Amount          Loss Amount       Carryforward Amount


     A                 0.000%               0.000%              0.00
     B                 0.000%               0.000%              0.00
     M                 0.000%               0.000%              0.00

===============================================================================

FIRST UNION NATIONAL BANK                                       ROBERT ASHBAUGH
Structured Finance Trust Services                                VICE PRESIDENT
401 South Tryon Street, 12th Floor                          PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                         FAX: 704-383-6039

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/00
                                                    DETERMINATION DATE: 11/10/00
                                                     DISTRIBUTION DATE: 11/15/00
                                                                               A

===================================================================================================================================


                    SCHEDULE OF REMITTANCE
Aggregate Amount Received                           3,656,970.51        FEES
                                                                        Contingency Fee                              22,630.53
Monthly Advance (incl. Comp Int.)                      19,456.19        Expense Account                               3,429.73
Capitalized Interest Account Transfer                       0.00        FHA Premium Amount                            3,658.89
Pre-funding Account Transfer                                0.00        Servicer Fee                                 22,630.53
Amount Withdrawn from the Certificate Account               0.00
(Unreimbursed Monthly Advance)                              0.00
(Servicer Fee)                                        (22,630.53)
(Contingency Fee)                                     (22,630.53)       PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES
(Late Charges)                                        (39,975.50)             7/31/00              8/31/00              9/30/00
(Escrow)                                              (25,702.68)             -------              -------              -------
(Escrow)                                         ---------------              13.822%              13.816%              13.813%
                                                      (91,483.05)

AVAILABLE REMITTANCE AMOUNT                         3,565,487.46
                                                 ===============


             ----------------------------------------     -------------------------------------------------------------------------
EXHIBIT O    Outstanding Balance       107,471,052.70        DELINQUENT INFOR.        # LOANS          AMOUNT        PERCENTAGE
             ----------------------------------------     -------------------------------------------------------------------------
                  # Accounts                    5,536     Delinquent 1-29 Days          538         9,270,493.55        8.63%
             ----------------------------------------     Delinquent 30-59 Days         112         1,897,059.06        1.77%
                                                          Delinquent 60-89 Days          51           781,601.20        0.73%
                                                          Delinquent 90 and over         63           954,429.45        0.89%
                                                          Loans in Foreclosure            2            87,047.88        0.08%
                                                          REO Property                    1           104,569.17        0.10%
                                                                                   ------------------------------------------------
                                                          TOTALS                        767        13,095,200.31       12.18%
                                                                  -----------------------------------------------------------------

===================================================================================================================================

FIRST UNION NATIONAL BANK                                       ROBERT ASHBAUGH
Structured Finance Trust Services                                VICE PRESIDENT
401 South Tryon Street, 12th Floor                          PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                         FAX: 704-383-6039

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/00
                                                    DETERMINATION DATE: 11/10/00
                                                     DISTRIBUTION DATE: 11/15/00
                                                                               A

======================================================================================
                             COLLATERAL INFORMATION

Accelerated Principal Distribution                                          602,150.09
Adjusted Mortgage Interest Rate                                                 12.273
Aggregate Beginning Principal Balance of Loans                          110,460,069.40
Aggregate Ending Principal Balance of Loans                             107,471,052.70
Amt. Reimb. to Servicer/Cert. Insurer from FHA Acct.                          3,658.89
Available Maximum Subordination Amount                                    7,604,173.00
Compensating Interest                                                           139.64
Curtailments                                                                 74,476.68
Excess and Monthly Payments                                                 338,713.97
FHA Claims Filed                                                             17,905.66
FHA Claims Paid                                                              26,894.93
FHA Claims Pending                                                          136,240.67
FHA Payments Denied                                                               0.00
FHA and Related Payments Received                                            26,894.93
GP Remittance Amount Payable                                                      0.00
Interest Received                                                         1,251,267.29
Payments and Reimbursments to the Servicers pursuant to:
   section 4.04 (b)                                                               0.00
   section 4.04 (c)                                                               0.00
   section 4.04 (d)ii                                                             0.00
   section 4.04 (e)                                                       1,544,449.25
   section 4.04 (f)I                                                         45,261.06
Principal Prepayments (Number / Amount)                         130       1,815,922.63
Realized Losses (Current / Cumulative)                   734,228.76      19,982,316.55
Reimbursable Amount                                                               0.00
Reserve Amount                                                              814,712.31
Specified Subordinated Amount                                            10,800,000.01
Spread Amount                                                             7,519,816.61
WAC                                                                            13.813%
WAM                                                                            193.545
Weighted Average Adjusted Mortgage Loan Remittance Rate
   for class  AF-1, AF-2, AF-3, AF-4, AF-5, B, M-1 &M-2                         7.273%

TRIGGER EVENT CALCULATION
1.  (i) Exceeds 50% of (ii)                                  NO
    (i)  Sixty-day Delinquency Ratio                                             1.79%
    (ii) Senior Enhancement Percentage                                          58.17%

2. Both(a) and (b) occur                                     NO
    (a) Either (x) or (y) occur                                                     NO
    (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio does exceed 9% or                 2.01%
    (y) The Cumulative Realized Losses exceeds $28,200,000               19,982,316.55
    and (b) either (x) or (y)                                                      YES
    (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio exceeds 15% or                    2.01%
    (y) The Cumulative Realized Losses exceed $9,400,000                 19,982,316.55

IF 1) OR 2) IS "YES" THEN TRIGGER EVENT IS IN EFFECT         NO

======================================================================================

FIRST UNION NATIONAL BANK                                       ROBERT ASHBAUGH
Structured Finance Trust Services                                VICE PRESIDENT
401 South Tryon Street, 12th Floor                          PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                         FAX: 704-383-6039